UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                [GRAPHIC OMITTED]

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                        Date of Report: November 15, 2006

                         ORSUS XELENT TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                      000-117718                 20-11998142
(State of incorporation)       (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)

                12th Floor, Tower B, Chaowai MEN Office Building
                        26 Chaowai Street, Chaoyang Disc.
                          Beijing, People's Republic Of
                       China 100020 (Address of principal
                     executive offices, including zip code)

                                 86-10-85653777
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

               On November 15, 2006, the Company issued a press release reporting its financial results for the quarter ended September 30, 2006. A copy of this press release is being furnished as
               Exhibit 99.1 to this Current Report on form 8-K.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

               (a)  Financial statements of businesses acquired: Not Applicable.

               (b)  Pro forma financial information: Not Applicable.

               (c)  Exhibits:

                    99.1 Press Release of Orsus Xelent Technologies, Inc., dated November 15, 2006, which is being furnished, not filed, pursuant to Item 2.02

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 ORSUS XELENT TECHNOLOGIES, INC.


                                                 By: /s/ Wang Xin
                                                     ---------------------------
                                                     Wang Xin
                                                     Chief Executive Officer

DATED:  November 15, 2006

                                  EXHIBIT INDEX

Exhibit Number                         Description of Exhibit
--------------  ----------------------------------------------------------------

     99.1       Press Release of Orsus Xelent Technologies,  Inc. dated November
                15, 2006